UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 22, 2008 (December 17, 2008)

Introgen Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21291	74-2704230
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
301 Congress Avenue, Suite 1850
Austin, Texas 78701
(Address of principal executive offices, including zip code)
(512) 708-9310
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On December 17, 2008, Introgen Therapeutics, Inc. (“Introgen”) through its subsidiary, Gendux Molecular Limited, withdrew its application to the European Medicines Agency for marketing authorization of ADVEXIN for the treatment of Li Fraumeni Syndrome. The withdrawal was made due to Introgen’s current financial condition and restructuring, and does not preclude a new application in the future.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTROGEN THERAPEUTICS, INC.
By:	/s/ J. David Enloe, Jr.
J. David Enloe, Jr., Chief Executive Officer and President

Date: December 22, 2008